   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2001



                       AMENDMENT NO. 1 TO REGISTRATION NO. 333-55964,-01,-02,-03



                    POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION NO. 333-76127

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-3


                 AMENDMENT NO. 1 TO REGISTRATION STATEMENT AND


                       POST-EFFECTIVE AMENDMENT NO. 2 TO

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                         ANADARKO PETROLEUM CORPORATION

        EXACT NAME OF REGISTRANT              STATE OR OTHER JURISDICTION OF
      AS SPECIFIED IN ITS CHARTER             INCORPORATION OR ORGANIZATION          IRS EMPLOYER IDENTIFICATION NUMBER
      ---------------------------             ------------------------------         ----------------------------------
Anadarko Petroleum Corporation                           Delaware                                76-0146568
Anadarko Petroleum Capital Trust I                       Delaware                          [Application pending]
Anadarko Petroleum Capital Trust II                      Delaware                          [Application pending]
Anadarko Petroleum Capital Trust III                     Delaware                          [Application pending]

                             ---------------------

                  17001 Northchase Drive                                           Suzanne Suter
                 Houston, Texas 77060-2141                                    17001 Northchase Drive
                      (281) 875-1101                                         Houston, Texas 77060-2141
    (Address, including zip code, and telephone number,                           (281) 875-1101
                         including                           (Name, address, including zip code, and telephone number,
  area code, of registrants' principal executive offices)           including area code, of agent for service)

                             ---------------------

                                   Copies to:

                    G. Michael O'Leary                                            Edward S. Davis
                  Andrews & Kurth L.L.P.                                     Hughes Hubbard & Reed LLP
                  600 Travis, Suite 4200                                      One Battery Park Plaza
                   Houston, Texas 77002                                      New York, New York 10004

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.   [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box.   [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.   [X]

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                             ---------------------

    PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS INCLUDED IN THIS REGISTRATION STATEMENT ALSO RELATES TO $69,375,000 OF DEBT AND EQUITY SECURITIES REGISTERED AND REMAINING UNISSUED UNDER REGISTRATION STATEMENT NO. 333-76127 PREVIOUSLY FILED BY REGISTRANT, IN RESPECT OF WHICH $19,286 HAS BEEN PAID TO THE COMMISSION AS FILING FEE.


    THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT ON FORM S-3 (NO. 333-76127) PURSUANT TO WHICH THE TOTAL AMOUNT OF SECURITIES PREVIOUSLY REGISTERED THEREUNDER MAY BE OFFERED AS DEBT SECURITIES, PREFERRED STOCK, DEPOSITARY SHARES REPRESENTING PREFERRED STOCK, COMMON STOCK AND WARRANTS WITHOUT LIMITATION AS TO CLASS OF SECURITIES, TOGETHER WITH THE SECURITIES REGISTERED HEREUNDER, THROUGH THE USE OF THE COMBINED PROSPECTUS INCLUDED HEREIN.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The estimated expenses which will be paid by the Company are as follows:


SEC Registration Fee........................................  $232,656
Accounting Fees and Expenses................................  $ 10,000
Legal Fees and Expenses.....................................  $ 30,000
Printing and Engraving......................................    95,000
Fees and Expenses of Trustees and Counsel...................  $ 15,000
Miscellaneous...............................................  $  1,500
                                                              --------
          TOTAL.............................................  $384,156
                                                              ========


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law provides for indemnification of officers and directors under certain conditions.

     Article IX of the By-Laws of the Company provides for indemnification of officers and directors to the fullest extent which may be provided by a by-law under applicable law.

     The Company maintains insurance for officers and directors of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, under insurance policies, the premiums of which are paid by the Company. The effect of these is to indemnify any officer or director of the Registrant against expenses, judgments, attorney's fees and other amounts paid in settlements incurred by an officer or director upon a determination that such person acted in good faith.

ITEM 16. EXHIBITS.

     The following exhibits are filed herewith or are incorporated by reference to a prior filing as indicated.


      (1) -- (a)  Form of Underwriting Agreement relating to the Debt
                  Securities.**
             (b)  Form of Underwriting Agreement relating to the Equity
                  Securities.**
             (c)  Form of Underwriting Agreement relating to the Trust
                  Preferred Securities.***
             (d)  Form of Underwriting Agreement relating to the Purchase
                  Contracts and the Purchase Units.***
      (4) -- (a)  Form of Senior Indenture.****
             (b)  Form of Senior Debt Security (included in Article Two of
                  Exhibit 4(a)).
             (c)  Form of Subordinated Indenture.****
             (d) Form of Subordinated Debt Security (included in Article Two of Exhibit 4(c)).
             (e)  Restated Certificate of Incorporation of the Company, dated
                  August 28, 1986 (originally filed as Exhibit 19(a)(i) to
                  Form 10-Q for quarter ended September 30, 1986, File No.
                  1-8968).
             (f)  Amendment to Restated Certificate of Incorporation, dated
                  July 14, 2000 (originally filed as Exhibit 4.1 to Form 8-K dated July 28, 2000, File No. 1-8968).
             (g)  By-laws of the Company (originally filed as Exhibit 3(e) to
                  Form 10-Q for quarter ended September 30, 2000, File No.
                  1-8968).

              (h)        Rights Agreement, dated as of October 29, 1998 between the Company and The Chase Manhattan Bank
                         (originally filed as Exhibit 4.1 to Form 8-A, dated October 30, 1998, File No. 1-8968).
              (i)        Corrected Certificate of Trust of Anadarko Petroleum Capital Trust I.*
              (j)        Corrected Certificate of Trust of Anadarko Petroleum Capital Trust II.*
              (k)        Corrected Certificate of Trust of Anadarko Petroleum Capital Trust III.*
              (l)        Declaration of Trust of Anadarko Petroleum Capital Trust I.****
              (m)        Declaration of Trust of Anadarko Petroleum Capital Trust II.****
              (n)        Declaration of Trust of Anadarko Petroleum Capital Trust III.****
              (o)        Form of Amended and Restated Declaration of Trust (Declarations for Anadarko Petroleum Capital
                         Trust I, Anadarko Petroleum Capital Trust II and Anadarko Petroleum Capital Trust III will be substantially identical except for names and dates).***
              (p)        Form of Trust Preferred Security for Anadarko Petroleum Capital Trust I, Anadarko Petroleum
                         Capital Trust II and Anadarko Petroleum Capital Trust III (included in Exhibit 4(o) above).***
              (q)        Form of Guarantee Agreement (Agreements for Anadarko Petroleum Capital Trust I, Anadarko
                         Petroleum Capital Trust II and Anadarko Petroleum Capital Trust III will be substantially identical except for names and dates).***
      (5) --  (a)        Opinion of Counsel to the Company.*
              (b)        Opinion of Delaware counsel relating to Anadarko Petroleum Capital Trust I.*
              (c)        Opinion of Delaware counsel relating to Anadarko Petroleum Capital Trust II.*
              (d)        Opinion of Delaware counsel relating to Anadarko Petroleum Capital Trust III.*
              (e)        Tax Opinion of Counsel to the Company.***
     (12) --  (a)        Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and
                         Preferred Stock Dividends.****
     (23) --  (a)        Consent of Counsel to the Company (included in Exhibits 5(a) and (e)).
              (b)        Consent of Delaware counsel (included in Exhibits 5(b), (c) and (d)).
              (c)        Consent of KPMG LLP.****
              (d)        Consent of Arthur Andersen LLP - Fort Worth, Texas; Consent of Arthur Andersen LLP - Denver,
                         Colorado; Awareness Letter of Arthur Andersen LLP.****
              (e)        Consent of Deloitte & Touche LLP.****
     (24) --  (a)        Powers of Attorney (included on signature page).
     (25) --  (a)        Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on
                         Form T-1 of The Bank of New York, as Senior Indenture Trustee.**
     (25) --  (b)        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New
                         York, as Subordinated Indenture Trustee.**
     (25) --  (c)        Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New
                         York (Delaware), as Property Trustee under Anadarko Petroleum Capital Trust I.**

     (25) -- (d)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York (Delaware), as
                  Property Trustee under Anadarko Petroleum Capital Trust
                  II.**
     (25) -- (e)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York (Delaware), as
                  Property Trustee under Anadarko Petroleum Capital Trust
                  III.**
     (25) -- (f)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York, as Guarantee
                  Trustee with respect to Anadarko Petroleum Capital Trust
                  I.**
     (25) -- (g)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York, as Guarantee
                  Trustee with respect to Anadarko Petroleum Capital Trust
                  II.**
     (25) -- (h)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York, as Guarantee
                  Trustee with respect to Anadarko Petroleum Capital Trust
                  III.**

---------------

    * Filed herewith

   ** To be filed by amendment.

 *** To be filed on a Current Report on Form 8-K in connection with and prior to a specific offering.


****Previously filed.


ITEM 17. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to

Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to any charter provision, by-law, contract, arrangement, statute, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under Subsection
(a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 26TH DAY OF FEBRUARY, 2001.


                                          ANADARKO PETROLEUM CORPORATION


                                          By   /s/ ROBERT J. ALLISON, JR.*

                                            ------------------------------------
                                                  Robert J. Allison, Jr.,
                                                   Chairman of the Board
                                                and Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 26TH DAY OF FEBRUARY, 2001:



                            SIGNATURE                                       TITLE
                            ---------                                       -----
  (i)  PRINCIPAL EXECUTIVE OFFICERS:

                   /s/ ROBERT J. ALLISON, JR.*                Chairman of the Board
       ---------------------------------------------------      and Chief Executive Officer
                     Robert J. Allison, Jr.

                       /s/ JOHN N. SEITZ*                     President and Chief
       ---------------------------------------------------      Operating Officer
                          John N. Seitz

 (ii)  PRINCIPAL FINANCIAL OFFICER:

                      /s/ MICHAEL E. ROSE*                    Executive Vice President,
       ---------------------------------------------------      Finance and Chief
                         Michael E. Rose                        Financial Officer

(iii)  PRINCIPAL ACCOUNTING OFFICER:

                      /s/ JAMES R. LARSON*                    Vice President and Controller
       ---------------------------------------------------
                         James R. Larson


                            SIGNATURE
                            ---------
 (iv)  DIRECTORS:
                   /s/ ROBERT J. ALLISON, JR.*
       ---------------------------------------------------
                     Robert J. Allison, Jr.

                      /s/ CONRAD P. ALBERT*
       ---------------------------------------------------
                        Conrad P. Albert

                        /s/ RONALD BROWN*
       ---------------------------------------------------
                          Ronald Brown

                       /s/ JAMES L. BRYAN*
       ---------------------------------------------------
                         James L. Bryan

                    /s/ JOHN R. BUTLER, JR.*
       ---------------------------------------------------
                       John R. Butler, Jr.

                    /s/ PRESTON M. GEREN III*
       ---------------------------------------------------
                      Preston M. Geren III

                       /s/ JOHN R. GORDON*
       ---------------------------------------------------
                         John R. Gordon
                     /s/ LAWRENCE M. JONES*
       ---------------------------------------------------
                        Lawrence M. Jones

                     /s/ GEORGE LINDAHL III*
       ---------------------------------------------------
                       George Lindahl III

                    /s/ JOHN W. PODUSKA, SR.*
       ---------------------------------------------------
                      John W. Poduska, Sr.

                      /s/ JEFF D. SANDEFER*
       ---------------------------------------------------
                        Jeff D. Sandefer

                       /s/ JOHN N. SEITZ*
       ---------------------------------------------------
                          John N. Seitz
                      *By:/s/ SUZANNE SUTER
         ----------------------------------------------
                          Suzanne Suter
        (Pursuant to a power of attorney filed with this
          Registration Statement on February 21, 2001)

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, ANADARKO PETROLEUM CAPITAL TRUST I CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS ON FEBRUARY 26TH, 2001.


                                            Anadarko Petroleum Capital Trust I

                                            By: Anadarko Petroleum Corporation,
                                                as Sponsor


                                            By: /s/ ROBERT J. ALLISON, JR.*

                                              ----------------------------------
                                                   Robert J. Allison, Jr.
                                                   Chairman of the Board
                                                and Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, ANADARKO PETROLEUM CAPITAL TRUST II CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS ON FEBRUARY 26TH, 2001.


                                            Anadarko Petroleum Capital Trust II

                                            By: Anadarko Petroleum Corporation,
                                                as Sponsor


                                            By: /s/ ROBERT J. ALLISON, JR.*

                                              ----------------------------------
                                                   Robert J. Allison, Jr.
                                                   Chairman of the Board
                                                and Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, ANADARKO PETROLEUM CAPITAL TRUST III CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS ON FEBRUARY 26TH, 2001.


                                            Anadarko Petroleum Capital Trust III

                                            By: Anadarko Petroleum Corporation,
                                                as Sponsor


                                            By: /s/ ROBERT J. ALLISON, JR.*

                                              ----------------------------------
                                                   Robert J. Allison, Jr.
                                                   Chairman of the Board
                                                and Chief Executive Officer


*By:      /s/ SUZANNE SUTER

     -------------------------------

              Suzanne Suter


         (Pursuant to a power of
        attorney filed with this


        Registration Statement on
           February 21, 2001)

                               INDEX TO EXHIBITS


      (1) -- (a)  Form of Underwriting Agreement relating to the Debt
                  Securities.**
             (b)  Form of Underwriting Agreement relating to the Equity
                  Securities.**
             (c)  Form of Underwriting Agreement relating to the Trust
                  Preferred Securities.***
             (d)  Form of Underwriting Agreement relating to the Purchase
                  Contracts and the Purchase Units.***
      (4) -- (a)  Form of Senior Indenture.****
             (b)  Form of Senior Debt Security (included in Article Two of
                  Exhibit 4(a)).
             (c)  Form of Subordinated Indenture.****
             (d) Form of Subordinated Debt Security (included in Article Two of Exhibit 4(c)).
             (e)  Restated Certificate of Incorporation of the Company, dated
                  August 28, 1986 (originally filed as Exhibit 19(a)(i) to
                  Form 10-Q for quarter ended September 30, 1986, File No.
                  1-8968).
             (f)  Amendment to Restated Certificate of Incorporation, dated
                  July 14, 2000 (originally filed as Exhibit 4.1 to Form 8-K dated July 28, 2000, File No. 1-8968).
             (g)  By-laws of the Company (originally filed as Exhibit 3(e) to
                  Form 10-Q for quarter ended September 30, 2000, File No.
                  1-8968).
             (h)  Rights Agreement, dated as of October 29, 1998 between the
                  Company and The Chase Manhattan Bank (originally filed as
                  Exhibit 4.1 to Form 8-A, dated October 30, 1998, File No.
                  1-8968).
             (i)  Corrected Certificate of Trust of Anadarko Petroleum Capital
                  Trust I.*
             (j)  Corrected Certificate of Trust of Anadarko Petroleum Capital
                  Trust II.*
             (k)  Corrected Certificate of Trust of Anadarko Petroleum Capital
                  Trust III.*
             (l)  Declaration of Trust of Anadarko Petroleum Capital Trust
                  I.****
             (m)  Declaration of Trust of Anadarko Petroleum Capital Trust
                  II.****
             (n)  Declaration of Trust of Anadarko Petroleum Capital Trust
                  III.****
             (o)  Form of Amended and Restated Declaration of Trust
                  (Declarations for Anadarko Petroleum Capital Trust I,
                  Anadarko Petroleum Capital Trust II and Anadarko Petroleum
                  Capital Trust III will be substantially identical except for names and dates).***
             (p)  Form of Trust Preferred Security for Anadarko Petroleum
                  Capital Trust I, Anadarko Petroleum Capital Trust II and
                  Anadarko Petroleum Capital Trust III (included in Exhibit
                  4(o) above).***
             (q)  Form of Guarantee Agreement (Agreements for Anadarko
                  Petroleum Capital Trust I, Anadarko Petroleum Capital Trust
                  II and Anadarko Petroleum Capital Trust III will be substantially identical except for names and dates).***
      (5) -- (a)  Opinion of Counsel to the Company.*
             (b)  Opinion of Delaware counsel relating to Anadarko Petroleum
                  Capital Trust I.*
             (c)  Opinion of Delaware counsel relating to Anadarko Petroleum
                  Capital Trust II.*
             (d)  Opinion of Delaware counsel relating to Anadarko Petroleum
                  Capital Trust III.*
             (e)  Tax Opinion of Counsel to the Company.***
     (12) -- (a)  Computation of Ratio of Earnings to Fixed Charges and
                  Earnings to Combined Fixed Charges and Preferred Stock
                  Dividends.****
     (23) -- (a)  Consent of Counsel to the Company (included in Exhibits 5(a)
                  and (e)).

             (b) Consent of Delaware counsel (included in Exhibits 5(b), (c) and (d)).
             (c)  Consent of KPMG LLP.****
             (d) Consent of Arthur Andersen LLP - Fort Worth, Texas; Consent of Arthur Andersen LLP - Denver, Colorado; Awareness Letter of Arthur Andersen LLP.****
             (e)  Consent of Deloitte & Touche LLP.****
     (24) -- (a)  Powers of Attorney (included on signature page).
     (25) -- (a)  Statement of Eligibility and Qualification under the Trust
                  Indenture Act of 1939, as amended, on Form T-1 of The Bank of New York, as Senior Indenture Trustee.**
     (25) -- (b)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York, as Subordinated
                  Indenture Trustee.**
     (25) -- (c)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York (Delaware), as
                  Property Trustee under Anadarko Petroleum Capital Trust I.**
     (25) -- (d)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York (Delaware), as
                  Property Trustee under Anadarko Petroleum Capital Trust
                  II.**
     (25) -- (e)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York (Delaware), as
                  Property Trustee under Anadarko Petroleum Capital Trust
                  III.**
     (25) -- (f)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York, as Guarantee
                  Trustee with respect to Anadarko Petroleum Capital Trust
                  I.**
     (25) -- (g)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York, as Guarantee
                  Trustee with respect to Anadarko Petroleum Capital Trust
                  II.**
     (25) -- (h)  Statement of Eligibility under the Trust Indenture Act of
                  1939, as amended, of The Bank of New York, as Guarantee
                  Trustee with respect to Anadarko Petroleum Capital Trust
                  III.**


---------------


    *Filed herewith



   **To be filed by amendment.



 ***To be filed on a Current Report on Form 8-K in connection with and prior to a specific offering.



****Previously filed.